GUARANTY

          THIS GUARANTY, dated as of November 1, 1997, executed and delivered by Abrams Properties, Inc. (the "Guarantor") in favor of NationsBank, N.A. (the "Bank").

         WHEREAS, the Development Authority of Douglas County, Georgia (the "Issuer") will issue its Taxable Industrial Development Revenue Bonds (Abrams Riverside, LLC Project), Series 1997 in the aggregate principal amount of $11,000,000 (the "Bonds") pursuant to that certain Indenture of Trust dated November 1, 1997 (the "Indenture") among the Issuer and AmSouth Bank, as trustee (the "Trustee") for the purpose of financing the acquisition, construction and equipping of a manufacturing facility for the manufacturing of store fixtures located in Douglas County, Georgia (the "Project"); and

         WHEREAS, in connection with the issuance of the Bonds, the Issuer and Abrams Riverside, LLC (the "Lessee") will enter into that certain Lease Agreement dated as of November 1, 1997 (the "Lease Agreement"), under which the Lessee agreed to make payments in an amount sufficient to pay the principal of, premium, if any, and interest on the Bonds; and

         WHEREAS, under the Lease Agreement, the Lessee has agreed to pay as rental payments amounts sufficient to pay the principal and purchase price of, premium, if any, and interest on the Bonds as and when the same are due and payable; and

         WHEREAS, as security for the payment of the Bonds, the Bank will issue its direct-pay irrevocable letter of credit in favor of the Trustee in the original stated amount of $11,162,739.72 (the "Letter of Credit"), pursuant to that certain Letter of Credit and Reimbursement Agreement dated as of November 1, 1997 (the "Reimbursement Agreement"), between the Lessee and the Bank; and

         WHEREAS, the Guarantor is the sole member of the Lessee;

         WHEREAS, it is a condition precedent to the Bank issuing its Letter of Credit, that the Guarantor execute and deliver this Guaranty; and

         WHEREAS, the Guarantor is therefore willing to guarantee the payment in full of the principal of, and interest on, all Guaranteed Obligations (as defined below).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor agrees as follows:

         SECTION  1.   GUARANTY.   The   Guarantor   hereby,   irrevocably   and
                       --------
unconditionally, guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the following (the following collectively referred to as the "Guaranteed Obligations"): (a) all Obligations (as defined in the Reimbursement Agreement); and (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing.

         SECTION 2.  GUARANTY OF PAYMENT AND NOT OF COLLECTION. This Guaranty is
                     -----------------------------------------
a guaranty of payment, and not of collection, and a debt of the Guarantor for its own account. Accordingly, the Bank shall not be obligated or required before enforcing this Guaranty against the Guarantor: (a) to pursue any right or remedy the Bank may have against the Lessee or any other guarantor of the Guaranteed Obligations or commence any suit or other proceeding against the Lessee or any other guarantor of the Guaranteed Obligations in any court or other tribunal;
(b) to make any claim in a liquidation or bankruptcy of the Lessee or any other guarantor of the Guaranteed Obligations; or (c) to make demand of the Lessee or any other guarantor of the Guaranteed Obligations or to enforce or seek to enforce or realize upon any collateral security held by the Bank which may secure any of the Guaranteed Obligations. In this connection, the Guarantor hereby waives the right of the Guarantor to require any holder of the Guaranteed Obligations to take action against the Lessee as provided in Official Code of Georgia Annotated Section 10-7-24.

         SECTION  3.  GUARANTY  ABSOLUTE.  The  Guarantor  guarantees  that  the
                      ------------------
Guaranteed Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation, the following (whether or not the Guarantor consents thereto or has notice thereof):

         (a) (i) any change in the amount, interest rate or due date or other term of any Guaranteed Obligations, or (ii) any change in the time, place or manner of payment of all or any portion of the Guaranteed Obligations, or (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Reimbursement Agreement, the Related Documents (as defined in the Reimbursement Agreement) or any other document or instrument evidencing any Guaranteed Obligations, or (iv) any renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Reimbursement Agreement, the Related Documents or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referred to therein or evidencing any Guaranteed Obligations or any assignment or transfer of any of the foregoing;

         (b) any lack of validity or enforceability of the Reimbursement Agreement, the Related Documents, or any other document, instrument or agreement referred to therein or evidencing any Guaranteed Obligations or any assignment or transfer of any of the foregoing;

         (c) any furnishing to the Bank of any additional security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral security for the Guaranteed Obligations;

         (d) any settlement or compromise of any of the Guaranteed Obligations, any security therefor, or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of the Lessee;

         (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Guarantor or the Lessee or any other Person (as defined in the Reimbursement Agreement), or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

         (f) any nonperfection of any security interest or lien on any collateral securing any of the Guaranteed Obligations;

         (g) any application of sums paid by the Lessee or any other Person with respect to the liabilities of the Lessee to the Bank, regardless of what liabilities of the Lessee remain unpaid;

         (h) any defect, limitation or insufficiency in the borrowing power of the Lessee or in the exercise thereof;

         (i) any act or failure to act by the Bank which may adversely affect the Guarantor's subrogation rights, if any, against the Lessee to recover payments made under this Guaranty;

         (j) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor.

         SECTION 4. ACTION WITH RESPECT TO GUARANTEED OBLIGATIONS. The Bank may,
                    ---------------------------------------------
at any time and from time to time,  without  the  consent  of, or notice to, the

Guarantor, and without discharging the Guarantor from its obligations hereunder take any and all actions described in Section 3 above and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guaranteed Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guaranteed Obligations or increasing, decreasing or otherwise changing the interest rate or fees that may accrue on any of the Guaranteed Obligations; (b) amend, modify, alter or supplement the Reimbursement Agreement, the Related Documents or any other document evidencing any Guaranteed Obligations; (c) sell, exchange, release or otherwise deal with all, or any part, of any Collateral; (d) release any Person liable in any manner for the payment or collection of the Guaranteed Obligations; (e) exercise, or refrain from exercising, any rights against the Lessee or any other Person (including, without limitation, any other guarantor of the Guaranteed Obligations); and (f) apply any sum, by whomsoever paid or however realized, to the Guaranteed Obligations in such order as the Bank shall elect.

         SECTION 5.  WAIVER.  The Guarantor,  to the fullest extent permitted by
                     ------
law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of the Guarantor or which otherwise might operate to discharge the Guarantor from its obligations hereunder; provided, however, that the Guarantor shall be provided with copies of all notices delivered to the Lessee pursuant to
Section 8.1 of the Reimbursement Agreement.

         SECTION 6.  INABILITY TO ACCELERATE  LOAN. If the Bank or the holder of
                     -----------------------------
any of the Guaranteed Obligations is prevented under Applicable Law or otherwise from demanding or accelerating payment thereof by reason of any automatic stay or otherwise, the Bank or such holder shall be entitled to receive from the Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

         SECTION 7.  REINSTATEMENT OF GUARANTEED  OBLIGATIONS.  If claim is ever
                     ----------------------------------------
made upon the Bank for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and the Bank repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Bank or any of its property, or (b) any settlement or compromise of any such claim effected by the Bank with any such claimant (including the Lessee or a trustee in bankruptcy for the Lessee), then, and in such event, the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Reimbursement Agreement, the other Related Documents, or any other instrument evidencing any liability of the Lessee, and the Guarantor shall be and remain liable to the Bank for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Bank.

         SECTION 8.  WAIVER OF SUBROGATION.  The Guarantor hereby forever waives
                     ---------------------
and releases any and all claims or causes of action the Guarantor may have against the Lessee or any other Person arising by reason of any payment by the

Guarantor to the Bank pursuant to this Guaranty, whether such claim or cause of action arises by way of any common-law right of subrogation, by way of any other applicable law or statutes, or by way of any written or oral agreement between the Guarantor and the Lessee or any other Person. This waiver of subrogation is for the benefit of the Lessee and the Bank and the foregoing waiver may not be revoked by the Guarantor without the prior, written consent of Bank.

         SECTION 9.  PAYMENTS  FREE AND CLEAR. All sums payable by the Guarantor
                     ------------------------
hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any withholding tax or liability imposed by any governmental agency or authority, wherever located, or any statute, rule or regulation promulgated thereby), and in the event that the Guarantor is required by such applicable law or by such governmental agency or authority to make any such deduction or withholding, the Guarantor shall pay to the Bank such additional amount as will result in the receipt by the Bank of the full amount payable hereunder had such deduction or withholding not occurred or been required.

         SECTION 10.  SET-OFF. The Guarantor authorizes the Bank at any time and
                      -------
from time to time, without notice to the Guarantor, which notice the Guarantor hereby expressly waives, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final, including any negotiable or non-negotiable certificate of deposit now or hereafter issued by the Bank to the Guarantor) or other indebtedness owing by the Bank to the Guarantor, to the then outstanding Guaranteed Obligations then due and payable. The Bank may exercise this right of setoff whether or not the Bank has made demand for, or accelerated, any Guaranteed Obligations. The rights of the Bank under this Section are in addition to, and not in limitation or substitution of, other rights and remedies (including, but not limited to, other rights of set-off) that the Bank may have.

         SECTION  11.   SUBORDINATION   OF  THE  LESSEE'S   OBLIGATIONS  TO  THE
                        --------------------------------------------------------
GUARANTORS. As an independent covenant, the Guarantor hereby expressly covenants
----------
and agrees for the benefit of the Bank that all obligations and liabilities owing by the Lessee to the Guarantor, if any of whatsoever description including, without limitation, all intercompany receivables owing to the Guarantor from the Lessee ("Junior Claims") shall be subordinate and junior in right of payment to all obligations of the Lessee to the Bank under the terms of the Reimbursement Agreement and the other Related Documents ("Senior Claims").

         If an Event of Default shall occur, then, unless and until such Event of Default shall have been cured, waived, or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by setoff or otherwise) shall be made by the Lessee to the Guarantor on account of or in any manner in respect of any Junior Claim and the Guarantor shall not receive or accept any such direct or indirect payment.

         In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities by setoff or otherwise) shall be made to any Guarantor on account of or in any manner in respect of any Junior Claim. For the purposes of the previous sentence, "Proceeding" means the Lessee or the Guarantor shall commence a voluntary case concerning itself under the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code") or any other applicable bankruptcy laws; or any involuntary case is commenced against the Lessee or the Guarantor; or a custodian (as defined in the Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of the Lessee or the Guarantor, or the Lessee or the Guarantor commences any other proceedings under any reorganization arrangement, adjustment of debt, relief of debtor, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Lessee or the Guarantor, or any such proceeding is commenced against the Lessee or the Guarantor, or the Lessee or the Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Lessee or the Guarantor suffers any appointment of any custodian or the like for it or any substantial part of its property; or the Lessee or the Guarantor makes a general assignment for the benefit of creditors; or the Lessee or the Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Lessee or the Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Lessee or the Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action shall be taken by the Lessee or the Guarantor for the purpose of effecting any of the foregoing.

         In the event any direct or indirect payment or distribution is made to the Guarantor in contravention of this Section 11, such payment or distribution shall be deemed received in trust for the benefit of the Bank and shall be immediately paid over to the Bank for application against the Guaranteed Obligations in accordance with the terms of the Reimbursement Agreement.

         The Guarantor agrees to execute such additional documents as the Bank may reasonably request to evidence the subordination provided for in this
Section 11.

         SECTION  12.  AUTOMATIC   ACCELERATION  IN  CERTAIN  EVENTS.  Upon  the
                       ---------------------------------------------
occurrence of an Event of Default specified in Section 8.1 of the Reimbursement Agreement, all Guaranteed Obligations shall automatically become immediately due and payable by the Guarantor, without notice or other action on the part of the Bank, and regardless of whether payment of the Guaranteed Obligations by the Lessee has then been accelerated. In addition, if any of the Events of Default described in Sections 8.1(f) and (g) of the Reimbursement Agreement should occur with respect to the Guarantor, then the Guaranteed Obligations shall automatically become immediately due and payable by the Guarantor, without notice or other action on the part of the Bank, and regardless of whether payment of the Guaranteed Obligations by the Lessee has then been accelerated.

         SECTION 13.  INFORMATION.  The Guarantor assumes all responsibility for
                      -----------
being and keeping itself informed of the Lessee's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that the Bank will not have any duty to advise the Guarantor of information known to it or any of them regarding such circumstances or risks.

          SECTION 14.  GOVERNING  LAW. This  Guaranty  shall be governed by, and
                       --------------
construed in accordance with, the laws of the State of GEORGIA.

         SECTION 15.  JURISDICTION/JURY TRIAL WAIVER/OTHER MATTERS.
                      --------------------------------------------

         (a) EACH OF THE BANK AND THE GUARANTOR ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS GUARANTY OR THE RELATIONSHIP OF THE GUARANTOR AND THE BANK ESTABLISHED HEREBY, WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES. ACCORDINGLY, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE GUARANTOR AND THE BANK HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE GUARANTOR ARISING OUT OF THIS GUARANTY OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE GUARANTOR AND THE BANK OF ANY KIND OR NATURE.

         (b) EACH OF THE GUARANTOR AND THE BANK AGREES THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA OR ANY STATE COURT LOCATED IN DOUGLAS COUNTY SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GUARANTOR AND THE BANK PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR TO ANY MATTER ARISING HEREFROM. THE GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH
COURT. THE GUARANTOR AND THE BANK WAIVE ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY PROCEEDING IN ANY SUCH COURT OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME.

         (c) THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF

SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY UNITED STATES MAIL, POSTAGE PREPAID ADDRESSED TO THE GUARANTOR AT THE ADDRESS SET FORTH BELOW ITS SIGNATURE HERETO. SHOULD THE GUARANTOR FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.

         (d) THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE BANK OR THE ENFORCEMENT BY THE BANK OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

         (e) THE GUARANTOR AGREES THAT ALL OF ITS PAYMENT OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, UNCONDITIONAL AND, FOR THE PURPOSES OF MAKING PAYMENTS HEREUNDER, THE GUARANTOR HEREBY WAIVES ANY RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM TO THE EXTENT PERMITTED BY LAW.

         (f) THE GUARANTOR ACKNOWLEDGES THAT ALL OF THE WAIVERS IN THIS SECTION HAVE BEEN MADE WILLINGLY, WITH THE ADVICE OF LEGAL COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

         SECTION 16.  LOAN ACCOUNTS.  The Bank may  maintain  books and accounts
                     --------------
setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guaranteed Obligations, and in the case of any dispute relating to any Guaranteed Obligation, the entries in such account shall be binding upon the Guarantor as to the outstanding amount of such Guaranteed Obligations and the amounts paid and payable with respect thereto absent manifest error. The failure of the Bank to maintain such books and accounts shall not in any way relieve or discharge the Guarantor of any of its obligations hereunder.

         SECTION 17.  WAIVER OF REMEDIES. No delay or failure on the part of the
                      ------------------
Bank in the exercise of any right or remedy it may have against the Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Bank of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other such right or remedy.

         SECTION 18.  WAIVER OF EXEMPTIONS.  To the fullest  extent permitted by
                      --------------------
law, the Guarantor hereby waives and agrees not to claim any and all homestead and other exemptions allowed by the Constitution or laws of the United States of America, the State of Georgia or any other state or district of the United States of America.

         SECTION 19.  SUCCESSORS AND ASSIGNS.  Each reference herein to the Bank
                      ----------------------
shall be deemed to include the Bank's successors and assigns (including, but not limited to, any holder of the Guaranteed Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to the Guarantor shall be deemed to include the Guarantor's executors, administrators, successors and assigns, upon whom this Guaranty also shall be binding. The Bank may assign, transfer or sell any Guaranteed Obligation, or grant or sell participation in any Guaranteed Obligations, pursuant to the terms of the Reimbursement Agreement or the Related Documents, to any Person or entity without the consent of, or notice to, the Guarantor and without releasing, discharging or modifying the Guarantor's obligations hereunder. The Guarantor hereby consents to the delivery by the Bank to any assignee, transferee or participant of any financial or other information regarding the Lessee or the Guarantor. The Guarantor may not assign or transfer its obligations hereunder to any Person or entity.

          SECTION 20.  FINANCIAL STATEMENTS. The Guarantor agrees to deliver the
                       --------------------
financial statements that it is required to give pursuant to the Reimbursement Agreement.

         SECTION 21.  JOINT AND SEVERAL GUARANTEED  OBLIGATIONS.  This  Guaranty
                      -----------------------------------------
shall be continuing, absolute and unconditional and shall remain in full force and effect as to the Guarantor hereunder, despite the fact that any other guarantor of the Guaranteed Obligations shall become deceased or incompetent or shall otherwise be released or discharged from its obligations; the obligation of the Guarantor and any other guarantor of the Guaranteed Obligations being joint and several and each of the Guarantor and any other guarantor of the Guaranteed Obligations is liable for the full amount of the Guaranteed Obligations.

         SECTION 22.  SURVIVAL OF AGREEMENT. All agreements, representations and
                      ---------------------
warranties made herein shall survive the execution and delivery of this Guaranty and the Reimbursement Agreement, the making of the Loans and the execution and delivery of the other Related Documents.

          SECTION 23.  AMENDMENTS.  This  Guaranty may not be amended  except in
                       ----------
writing signed by the Bank and the Guarantor.

         SECTION  24.  PAYMENTS/EXPENSES.  All  payments  made by the  Guarantor
                       -----------------
pursuant to this Guaranty shall be made in the lawful currency of the United States of America, in immediately available funds to the main office of the Bank, not later than 11:00 a.m., Atlanta, Georgia time, on the date three (3) business days after demand therefor. The Guarantor shall pay, on demand, all costs and expenses incurred by the Bank in the collection and enforcement of this Guaranty, including the reasonable fees and disbursements of counsel to the Bank actually incurred and based upon the total number of hours performed and not upon the statutory limit set forth in Official Code of Georgia Annotated Section13-1-11, if collection is sought by or through an attorney.

         SECTION 25.  NOTICES.  All notices, demands or other  communications to
                      -------
the Guarantor hereunder shall be in writing and shall be mailed or hand delivered or sent via facsimile transmission to the address for the Guarantor set forth below its signature hereto. All such notices, demands and communications shall be deemed received by the Guarantor (a) if personally delivered or by messenger or overnight courier or delivered via facsimile transmission, on the date of delivery thereof or (b) if through the United States mail, on the earlier of (i) the date three days after the posting thereof and (ii) the date of actual receipt by the Guarantor.

         SECTION 26.  SEVERABILITY. In case any provision of this Guaranty shall
                      ------------
be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 27.  HEADINGS.  Section headings used in this Guaranty are for
                       --------
convenience only and shall not affect the construction of this Guaranty.

         SECTION 28.  REVIEW OF REIMBURSEMENT AGREEMENT/RELATED  DOCUMENTS.  The
                      ----------------------------------------------------
Guarantor acknowledges that, prior to the execution and delivery of this Guaranty, the Guarantor has had the opportunity to review and ask questions regarding the Reimbursement Agreement and the other Related Documents referred to therein and to discuss the same and this Guaranty with its counsel.

         IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty under seal as of the date and year first written above.


                                          GUARANTOR:

                                           ABRAMS PROPERTIES, INC.


                                           By:     /s/ Alan R. Abrams
                                                Name:  Alan R. Abrams
                                                Title:   President


                                                     [CORPORATE SEAL]


                                           Attest:


                                           By:     /s/ Melinda S. Garrett
                                                Name:  Melinda S. Garrett
                                                Title:  Asst. Secretary


                                                     Address for Notices:

                                                  Abrams Properties, Inc.
                                                  1945 The Exchange, Suite 400
                                                  Atlanta, Georgia 30339-2029
                                                  Attn:  Melinda S. Garrett
                                                  Telephone: (770) 953-1777
                                                  Telecopy:  (770) 953-9922